                                                                   Exhibit 10.30


                              SECURITY AGREEMENT

     THIS AGREEMENT, made as of November 30, 2000, by and among Wattage Monitor Inc., a Nevada corporation (the "Debtor") and the secured parties listed on
Schedule I hereof (each a "Secured Party" collectively, "Secured Parties").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Secured Parties have agreed to make loans to the Debtor up to of One Million Seven Hundred Seventy-Two Thousand Dollars ($1,772,000) (the "Loan") pursuant to a promissory note, dated the dated hereof (the "Note); and

     WHEREAS, to induce the Secured Parties to provide for the Loan evidenced by the Note, the Debtor has agreed to grant a security interest in the Collateral (as hereinafter defined) to secure the payment of an indebtedness of the Loan, plus interest as security for the Note.

     NOW, THEREFORE, based on the premises and agreements set forth herein, intending to be legally bound, and the parties hereto agree as follows:

     1.   Grant of Security Interest. As security for the prompt payment in full
          --------------------------
when due and performance of the Note, the Debtor hereby pledges and grants to the Secured Parties a security interest in all of the Debtor's rights title and interest in and to all the Debtor's assets (the "Collateral") as security for the Note. The Secured Parties shall have all rights and remedies of the seller of such goods and shall become subrogated to all guarantees and securities of the Debtor, but shall not be liable in any manner for exercising or refusing to exercise any rights thereby bestowed. The Debtor shall execute and deliver to the Secured Parties, written assignments of the Collateral as of the date of this Agreement and shall furnish at the same time copies of customers' invoices or the equivalent, and the original of all contracts, mortgages and other documents executed by the customers and/or all notes, bills, acceptances or other evidences of their indebtedness, duly endorsed in blank by Debtor, all of which are to be held until the entire amount owing on the Note has been paid in full.

     2.   Representations, Warranties and Covenants. The Debtor represents,
          -----------------------------------------
warrants, covenants and agrees as follows:

     (a) The Debtor shall defend the title to the Collateral against all persons and against all claims and demands whatsoever, which Collateral, is lawfully owned by the Debtor and is, except for the security interest granted hereby, now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments;

     (b) The Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments;

     (c) To pay, when due, all taxes and assessments relating to the Collateral;

     (d) The Debtor has the full corporate right and authority to enter into this Agreement and pledge the Collateral in accordance with the terms hereof;

     (e) The Debtor shall perform all steps requested by the Secured Parties to create and maintain in the Secured Parties' favor valid first security interests in and valid first assignments of and/or liens on the Collateral and all other security held by or for the Secured Parties and shall upon the Secured Parties' request and at reasonable intervals also furnish the Secured Parties with statements showing its financial condition and the results of its operations;

     (f) The Debtor warrants that it is solvent and will so remain during the term of this Agreement;

     (g) The Debtor agrees to keep it books, record and accounts on a current basis in a manner satisfactory to the Secured Parties its own cost and expense;

     (h) To place notations upon its books of account to disclose the pledge of the Collateral to the Secured Parties;

     (i) All pledges of Collateral to the Secured Parties by the Debtor shall be deemed to include all of its right, title and interest to all of its books, records, files and all other data and documents relating to each Collateral;

     (j) If any tax by any governmental authority is or may be imposed on or as a result of any transaction between the Debtor and the Secured Parties, or in respect to sales or the merchandise affected by such sales, which the Secured Parties are or may be required to withhold or pay, the Debtor agrees to indemnify and hold the Secured Parties harmless in respect of such taxes, and will repay the Secured Parties the amount of any such taxes which shall be charged to its account; and until the Debtor shall furnish the Secured Parties with an indemnity therefor satisfactory to the Secured Parties (or supply the Secured Parties with evidence satisfactory to the Secured Parties that due provision for the payment thereof has been made), the Secured Parties may hold without interest any balance standing to the Debtor's credit and the Secured Parties shall retain the Secured Parties' security interest in any and all collateral held by the Secured Parties;

     (k) The Debtor shall promptly file UCC-1's to perfect the security interest in the Collateral with the State of Nevada and the County of Washoe;

     (l) The execution, delivery and performance of this Agreement any supplements hereto and all related documents, if any, the borrowing of the loans hereunder and thereunder, and the grants of security interests hereunder and thereunder if any, do not and will not (i) violate the provisions of any applicable law, statute, rule, regulation, order or decree to which the Debtor is subject; (ii) conflict with, result in a breach of, or constitute a default under, the Debtor's certificate of incorporation or by-laws, or any indenture, agreement or other instrument to which the Debtor is a party, or by which it or any of its property may be bound; or (iii) result in or require the creation or imposition of any security interest, mortgage, pledge or other lien upon any property now owned or hereafter acquired by the Debtor other than the security interests granted to the Secured Parties hereunder;

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

     (m) The operation of the Debtor's business is and will remain in compliance in all material respects with all applicable laws including all applicable environmental laws and regulations and all applicable state and federal laws and regulations;

     (n) The Debtor is not in default in the payment of the principal of or interest on any indebtedness for borrowed money or under any instrument or agreement under and subject to which any indebtedness for borrowed money has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute, an event of default thereunder; and

     (o) The Debtor will promptly inform the Secured Parties of: (i) the commencement of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of the Debtor's properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on the Debtor; (ii) any amendment of the Debtor's certificate of incorporation or by-laws; (iii) any change in the Debtor's business, assets, liabilities, financial condition, results of operations or business prospects which has had or might have any materially adverse effect on the Debtor; (iv) any default or Event of Default hereunder or any event which with the passage of time or giving of notice or both would constitute a default or Event of Default;
(v) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which the Debtor is a party or by which the Debtor or any of its properties may be bound or which would have a material adverse effect on its business, operations, property or financial condition; (vi) any change in the location of the Debtor's places of business; and (vii) any change in the Debtor's corporate name.

     3.   Waiver.  Waiver of, or acquiescence in, any default by the Debtor,
          ------
or failure of the Secured Parties to insist upon strict performance by the Debtor of any warranties or agreements in this Agreement, shall not constitute a waiver of any subsequent or other default or failure.

     4.   Governing Statute. This Agreement and all transactions, assignments
          -----------------
and transfers hereunder, and all rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the state of New York, without regard to such state's internal conflicts of laws principles.

     5.   Event of Default. Any of the following acts or failure to act shall
          ----------------
constitute a default (an "Event of Default") by the Debtor:

          (a) the failure by the Debtor to pay the principal or any installment of interest on the Note when due in accordance with the provisions of the Note;

          (b) the failure by the Debtor to comply with or perform any provision of this Agreement, which failure is not cured within ten (10) business days of notice thereof;

          (c) the making by the Debtor of any materially false or misleading representation or warranty in connection with this Agreement;

          (d)  the subjection of the Collateral to levy of execution;

          (e) the commencement by the Debtor (or the taking of any action for the purpose of commencing) of any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute; or

          (f) the commencement of any proceeding against the Debtor under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against any such entity, or any such proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof.

     6.   Remedies Upon Default.  If any Event of Default shall have occurred
          ---------------------
and be continuing for ten (10) days:

          (a) the Collateral shall be transferred to the Secured Parties or their designees and the Debtor shall remain obligated to pay immediately the entire principal amount then outstanding under the Note, together with interest accrued thereon, without any set off;

          (b) the Secured Parties in their discretion may, upon ten (10) business days' prior written notice to the Debtor of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Secured Parties, sell, lease or otherwise dispose of all or any part of such Collateral at such place or places as the Secured Parties deem best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Parties or any other person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Debtor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

          (c) the Secured Parties shall have, and in their discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured parties is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Parties were the sole and absolute owners of the Collateral (and the Debtor agrees to take all such action as may be appropriate to give effect to such right).

     7.   Termination.  This Agreement shall terminate upon payment of all
          -----------
indebtedness and performance of all obligations under the Note.

     8.   Miscellaneous.
          -------------

          (a) The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their legal representatives, successors and assigns.

          (b)  This Agreement may not be modified by an oral agreement.

          (c) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made: (i) when delivered by hand, (ii) three (3) days after being deposited in the mail, certified mail and postage prepaid, (iii) one (1) Business Day following timely delivery to a nationally recognized overnight courier service, or (iv) in the case of facsimile notice, when sent and electronically confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

               If to Debtor:                 Wattage Monitor Inc.
                                             1100 Kietzke Lane
                                             Reno, Nevada 89502
                                             Attn: Gerald R. Alderson

                                             With a copy (not to constitute
                                               notice) to:

                                             Willie E. Dennis, Esq.
                                             Akin, Gump, Strauss, Hauer & Feld
                                               L.L.P.
                                             590 Madison Avenue
                                             New York, New York 10022

               If to the Secured Parties:    See Schedule I

          (d) The Secured Parties' rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which the Secured Parties may have under the Uniform Commercial Code or other provisions of law; nothing herein contained shall limit or otherwise affect any other existing or future lien, security interest, or right to which the Secured Parties may be entitled.

          (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.

                                             DEBTOR:


                                             WATTAGE MONITOR INC.


                                             By: /s/ Gerald R. Alderson
                                                -----------------------
                                                Gerald R. Alderson
                                                President

                                SECURED PARTY:



                                        /s/ Robert H. Lessin
                                        --------------------
                                        Name:  RHL Ventures LLC

                                        /s/ Gerald R. Alderson
                                        ----------------------
                                        Name:  Gerald R. Alderson


                                        --------------
                                        Name:  Verus Group

                                        /s/ Stephen Klein
                                        -----------------
                                        Name:  SDK Investments LLC

                                        /s/ Stephen Klein
                                        -----------------
                                        Name:  Stephen Klein

                                        /s/ Marousa Dumaresq
                                        --------------------
                                        Name:  Marousa Dumaresq

                                        /s/ Keith Burant
                                        -----------------
                                        Name:  Stratosphere International Ltd.

                                        /s/ Jonathan Cohen
                                        ------------------
                                        Name:  Jonathan Cohen

                                  SCHEDULE I

                                Secured Parties


Lender (Name/Address/Phone)
---------------------------

RHL Ventures LLC
c/o Wit SoundView Ventures
826 Broadway, 6/th/ Floor
New York, NY 10003
Attn:  Robert H. Lessin
212-253-4400
Email:  rlessin@witsoundview.com

Gerald Alderson
c/o Wattage Monitor
1100 Kietzke Lane
Reno, NV 89502
775-327-6000
Email:  galderson@wmonitor.com

Verus Group
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn:  Ajmal Khan, President
604-669-5930
Email:  princeajmalkhan@aol.com

SDK Investments LLC
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY 10013
Attn:  Stephen Klein
212-462-4662
Email:  sk@iballs.com

Stephen Klein
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY 10013
212-462-4662
Email:  sk@iballs.com

Marousa Dumaresq
1626 Drummond Drive
Vancouver, British Columbia
Canada V6T 1B6
604-685-3362
Email:  neechanz@direct.ca

Stratosphere International Ltd.
c/o Verus International Ltd.
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn: Joel Dumaresq
604-685-3362
Email:  neechanz@direct.ca

Jonathan Cohen
74 Old Church Road
Greenwich, CT 06830
212-253-5205
Email:  jcohen@ witsoundview.com

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